JUN 2 7 2012

COURT FilE NUMBER 1101-11261 JUDICIAL CENTRE OF CALGARY

COURT OF QUEEN'S BENCH OF ALBERTA

JUDICIACl ENTRE CALGARY

APPLICANT IN THE MATTER OF THE COMPANIES' CREDITORS ARRANGEMENT ACT,R.S.C.1985,c.C-36,AS AMENDED

AND IN THE MATTER OF ROGERS OIL & GAS INC.

DOCUMENT ORDER (Creditors'Meeting)

ADDRESS FOR SERVICE AND CONTACT INFORMATION OF PARTY FILING THIS DOCUMENT

David Mann I Robert J.Kennedy

Fraser Milner Casgrain LLP

15th Floor,850- 2"d Street S.W.

·Calgary,Alberta T2P OR8

Ph. (403) 268-7097 I (403) 268-7161

Fx. {403) 268-3100

File No.:538224-2

DATE ON WHICH ORDER WAS PRONOUNCED: June 26,2012

NAME OF JUDGE WHO MADE THIS ORDER: The Honourable Justice LoVecchio

ORDER

UPON the application of Rogers Oil & Gas Inc. ("ROGI");AND UPON having read the Affidavit of Jerri Beauchamp sworn June 25, 2012 (the "Beauchamp Affidavit"), and the Eighth Report of Ernst & Young Inc., the Court appointed monitor in the proceedings (the "Monitor''), dated June 25,

2012 (the "Eighth Report"), all filed; AND UPON having read the terms and provisions of the Plan of

Compromise or Arrangement,dated June 25,2012, and attached hereto as Schedule "A" (the "Plan"); AND UPON HEARING counsel for ROGI,the Monitor and other interested parties;

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·IT IS HEREBY ORDERED THAT: Service of Application

1. Service of the notice of this application and the supporting materials is hereby validated, and no other person is required to have been served with notice of this application, and time for service of this application is hereby abridged to that actually given.

Defined Terms

2. Unless otherwise defined in this Order, all capitalized terms used in this Order shall have the meaning ascribedto such terms in the Plan.

Extension of Stay

3. The Stay Period,as defined in the Initial Order, is hereby extended up to and including July 27,2012. Filing of the Plan4. ROGI is hereby authorized and directed to file the Plan, to present the Plan to the AffectedCreditors for their consideration in accordance with the terms ofthis Order and to seek approval of the Plan in the manner set forth herein.5. ROGI be and is hereby authorized to vary, amend, modify or supplement the Plan by way of a supplementary or amended and restated plan or plans of compromise or arrangement (an "Amended Plan") at any time prior to the meeting of Affected Creditors (the "Creditors' Meetins"), provided that the Plan is amended in accordance with its terms, and ROGI or the Monitor, as applicable,(i) files the Amended Plan with this Court,(ii) posts the Amended Plan on the Monitor's Website,and {iii) serves the Amended Plan on the Affected Creditors.6. ROGI is hereby authorized to vary, amend, modify or supplement the Plan, in accordance with its terms, at any time during the Creditors' Meeting, with the prior consent of the Monitor, provided that oral notice of any such variation,amendment,modification or supplement is given to all Affected Creditors holding an Affected Claim (each an "Eligible Voting Creditor") present in person or by proxy (and in such case,notice given to the Eligible Voting Creditor's proxyholder

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shall be sufficient) at the Creditors' Meeting prior to the vote being taken at the Creditors' Meeting, in which case any such variation, amendment, modification or supplement shall be deemed to be part of and incorporated into the Plan, and such Amended Plan shall be promptly posted on the Monitor's Website (as defined herein) and filed with the CCAA Court as soon as practicable following the Creditors' Meeting.7. ROGIbe and is hereby authorized to vary,amend,modify or supplement the Plan, in accordance with its terms,at any time and from time to time after the Creditors' Meeting (both prior to and subsequent to the Sanction Order, if granted), without obtaining a further Order of this Court and without notice to any Creditors, if ROGI and the Monitor, acting reasonably and in good faith, determine that such variation, amendment, modification or supplement is of an administrative nature that is not adverse to the financial or economic interests of any of the Affected Creditors under the Plan and is necessary in order to give effect to the substance of the Plan or the Sanction Order.

Classification of Creditors

8. For the purposes of considering and voting on the Plan and receiving distributions thereunder, there shall be 3 separate classes of Affected Creditors,as set out in the Plan.

Notice of Creditors' Meeting and Information Package

9. The form of notice to Affected Creditors of the Creditors' Meeting (the "Notice of Creditors' Meeting") and the form of Proxy in substantially the forms attached to this Meeting Order as Schedules "B" and "C",respectively,are hereby approved.10. The Monitor shall send a copy of the Notice of Creditors' Meeting as soon as practicable, and in any event not later than June 29, 2012, to each Affected Creditor by regular mail, facsimile, courier or e-mail at the last known address (including the last known fax number or e-mail address) for such Affected Creditor specified by such Affected Creditor in the Claims Procedure Order (if any).11. The Notice of Creditors' Meeting shall include a specification of the web address where each Affected Creditor will be able to access and retrieve copies the following documents (collectively,the "Information Package"):

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(a) this Meeting Order; (b) the Plan;(c) a copy of the Eighth Report;(d) the Notice of Creditors' Meeting;and(e) a copy of the form of Proxy to be used by the Affected Creditors.12. The Chair (as defined herein) be and is hereby authorized to accept and rely upon proxies substantially in the form attached as Schedule "C" hereto. Notwithstanding paragraphs 9 and10 hereof, the Monitor may from time to time, make such min.or changes to the InformationPackage as the Monitor, in consultation with ROGI, considers necessary or desirable to conform the content thereof to the terms of the Plan or this Meeting Order,or to describe the Plan.13. The Monitor shall cause a copy of the Information Package to be posted on the Monitor's website at www.ev.com/ca/ROGI (the "Monitor's Website") within five (5) Business Days of the granting of this Meeting Order and in the case of any amendments made thereto in accordance with paragraph 11hereof, as soon as practicable after such amendments are made.14. The Monitor shall send by regular mail, fat!itrHJejl.'\tQu,rjer r e man as soon as practicable following a request therefore, a copy of the Information Package to each Creditor who,no later than two (2) Business Days prior to the Creditors' Meeting (or any adjournment thereof),makes a written request for it.

Notice Sufffcfent

15. The sending of the Information Package to Affected Creditors and the posting of the Information Package on the Monitor's website, in the manner set out in paragraphs 9 through 14, shall constitute good and sufficient service of this Meeting Order, the Plan and the Notice of Creditors' Meeting on all Persons who are entitled to receive notice thereof in these proceedings, or who wish to be present in person or by proxy at the Creditors' Meeting or in these proceedings, and no other form of notice or service need be made on such Persons and no other document or material need be served on such Persons in respect of the Creditors' Meeting or these proceedings. Service shall be effective,in the case of regular mailing, three (3)

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Business Days after the date of mailing, in the case of service by courier, on the day after the courier was sent, and in the case of service by fax or e-mail,on the day after the fax or e-mail was transmitted, unless such day is not a Business Day, or the fax or e-mail tra11smission was made after 5:00p.m. (Calgary time),in which case,on the next Business Day.

Creditors' MeetinR

16. A representative of the Monitor shall preside as the chair of the Creditors' Meeting (the "Chair") and shall decide all matters relating to the rules and procedures at, and the conduct of, the Creditors' Meeting in accordance with the terms of the Plan, this Creditors' Meeting Order and further Order of this Court. The Chair may adjourn the Creditors' Meeting at his/her discretion.17. ROGI shall call,hold and conduct the Creditors' Meeting on July 18,2012 at the offices of Fraser Milner Casgrain LLP, located at 1500 - 850 2"d Street S.W., Calgary, Alberta, at 10:00 a.m. (Calgary time) (the "Meeting Date"), or as adjourned to such places and times as the Chair may determine, for the purposes of the Affected Creditors considering and voting on the Plan and transacting such other business as may be properly brought before the Creditors' Meeting.

Attendance at Creditors'Meeting

18. The only Persons entitled to notice of, attend or speak at the Creditors' Meeting are the Affected Creditors (or their respective proxy holders),representatives of ROGJ,the Monitor, the legal counsel or agent of any of the foregoing, the Chair, Scrutineers and the Secretary (as defined herein). Any other Person may be admitted to the Creditors' Meeting only by invitation of ROGIor the Chair.19. An Eligible Voting Creditor that is not an individual may only attend and vote at the Creditors' Meeting if it has appointed a proxyholder to attend and act on its behalf at the Creditors' Meeting.

Voting at the Creditors'Meeting

20. Any Creditor holding a Claim that has not been filed or asserted in accordance with the ClaimsProcedure Order, or that has filed a Claim that has been disallowed and for which the appeal

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-6-period has expired with no appeal, will not be entitled to vote on the Plan· at the Creditors' Meeting in respect of its Claim.21. The only Persons entitled to vote at the Creditors' Meeting in person or by proxy,are the EligibleVoting Creditors.22. Each Eligible Voting Creditor shall have one vote,which vote shall have the aggregate value of its Affected Claim (as determined in accordance with the Claims Procedure Order, the Plan or any other order of the Court), as applicable.23. No Person shall be entitled to vote on the Plan in respect of a claim that is an Unaffected Claim.24. The quorum required at the Creditors' Meeting shall be any three (3) Eligible Voting Creditors present in person or by proxy at the Creditors' Meeting.25. If:{a) the requisite quorum is not present at the Creditors' Meeting;(b) the Creditors' Meeting is postponed by a vote of the majority in value of the Claims of the Eligible Voting Creditors present in person or by proxy;or{c) the Chair otherwise decides to adjourn the Creditors' Meeting,then the Creditors' Meeting shall be adjourned to such date, time and place as may be designated by the Chair. The announcement of the adjournment by the Chair, the posting of notice of such adjournment on the Monitor's Website and written notice thereof to the service Jist shall constitute sufficient notice of the adjournment and ROGI and the Monitor shall have no obligation to give further notice to any Person of the adjourned Creditors' Meeting.26. Every question submitted to the Creditors' Meeting,except to approve the Plan resolution, any amendment to or in respect of the Plan or an adjournment of the Creditors' Meeting, will be decided by a majority of votes given on a show of hands or, if by confidential written ballot at the discretion of the Chair,by a simple majority in number of the Eligible Voting Creditors.

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,·

.7.

27. The Ct)air shall direct a vote by the Eligible Voting Creditors on the resolution substantially in the form attached hereto as Schedule "D" to approve the Plan (i) by way of written ballot, or (ii) if the Chair deems it appropriate, by a show of hands.28. The Monitor may appoint scrutineers (the "Scrutlneers") for the supervision and tabulation of the attendance, quorum, and votes cast at the Creditors' Meeting. A Person or Persons designated by the Monitor shall act as secretary (the "Secretary'') at the Creditors' Meeting and shall tabulate all Claims voted at the Creditors' Meeting.· 29. The result of any vote conducted. at the Creditors' Meeting shall be binding upon each and every Affected Creditor,whether or not such Affected Creditor was present or voted at the Creditors' Meeting,without prejudice to such Affected Creditor's ability to oppose the Plan at the Sanction Hearing.30. Following the vote at the Creditors' Meeting, the Monitor shall tally the votes cast and determine whether the Plan has been approved by the majorities of Eligible Voting Creditors required pursuant to section 6 of the CCAA (the "Required Majorities").31. The Monitor shall file its report to this Court by no later than one (1) Business Day after the Meeting Date with respect to the results of the votes cast, including whether the Plan has been accepted by the Required Majorities.

Voting By Proxies

32. All proxies submitted in respect of the Creditors' Meeting (or any adjournment thereof) shall be in substantially the form attached to this Order as Schedule "C" or in such other form as is acceptable to the Monitor or the Chair.33. An Eligible Voting Creditor wishing to appoint a proxy to represent such Eligible Voting Creditor at the Creditors' Meeting (or any adjournment thereof) may do so by inserting such Person's name in the blank space provided on the form of proxy and sending the completed form to the Monitor by e-mail to peter.chisholm@ca.ey.com, or if the completed form cannot be sent by e mail,it shall be sent by registered mail,facsimile or courier to:Ernst & Young Inc. Attn: Peter Chisholm

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1000-440 2 Avenue SW Calgary, Alberta T2P 5E9Telephone:(403) 206-5061Fax:(403) 206-507534. A proxy must be received by the Monitor by noon (Calgary time) on the last Business Day preceding the date set for the Creditors' Meeting or any adjournment thereof, or delivered by hand to the Chair prior to the commencement of the Creditors' Meeting (or commencement of an adjo rned Creditors' Meeting in case of adjournment). After commencement of the Creditors' Meeting (or commencement of an adjourned Creditors' Meeting in case of adjournment),no proxies shall be accepted by the Monitor.35. The following shall govern the submission of proxies and any deficiencies in respect of the form or substance of proxies filed with the Monitor:(a) an Eligible Voting Creditor who has given a proxy may revoke it (unless it has agreed otherwise) as to any matter on which a vote has not already been cast pursuant to its authority, by an instrument in writing executed by such Eligible Voting Creditor or by its attorney,duly authorized in writing or,if an Eligible Voting Creditor is not an individual, by an officer or attorney thereof duly authorized, and deposited with the Monitor as provided in paragraph 34 above;(b) if no name has been inserted in the space provided to designate the proxyholder on the proxy, the Eligible Voting Creditor shall be deemed to have appointed Neil Narfason of the Monitor (or such other Person as Neil Narfason, in his/her sole discretion, may designate) as the Eligible Voting Creditor's proxyholder;(c) if the proxy is not dated in the space provided, it shall be deemed to be dated on the date it is received by the Monitor;(d) a proxy submitted by an Eligible Voting Creditor that bears or is deemed to bear a later date than an earlier proxy submitted by such Eligible Voting Creditor shall be deemed to revoke the earlier proxy;(e) if more than one valid proxy for the same Eligible Voting Creditor and bearing or deemed to bear the same date are received by the Monitor with conflicting instructions, such proxies shall not be counted for the purposes of the vote;

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(f) the Person named in the proxy shall vote the Claim, as applicable, of the Eligible Voting Creditor in accordance with the direction of the Eligible Voting Creditor appointing such Person on any ballot that may be called for. In the absence of any such direction, such Claim, as applicable,shall be voted in favour ofthe Plan resolution;

(g) a proxy confers a discretionary authority upon the Person named therein with respect to amendments or variations to the matters identified in the notices of the Creditors' Meeting and in this Plan, and with respect to other matters that may properly come before the Creditors' Meeting;and(h) the Monitor in consultation with ROGIis hereby authorized to use reasonable discretion as to the adequacy of compliance with respectto the manner in which any proxy is completed and executed, and may waive strict compliance with the requirements in connection with the deadlines imposed in connection therewith.Hearing for Sanction of the Plan36. If the Plan is approved by the Required Majorities,ROGIshall seek Court approval of the Plan at an application for the Sanction Order, which motion shall be returnable before this Court at

11:00 am (Calgary time) on July 20, 2012, or as soon after that date as the matter can be heard

(the "Sanction Hearing").37. Service of the Monitor's Eighth· Report in accordance with paragraph 11 hereof,the posting of this Meeting Order and Information Package in accordance with paragraph 13 hereof, shall constitute good and sufficient service of the notice of the Sanction Hearing on all Persons who may be entitled to receive notice of the Sanction Hearing,and no other form of notice or service need be made on such Persons, and no other document or materials need be served on such Persons in respect of the Sanction Hearing unless they have requested the service of these materials.

38. Any Person (other than ROGI,the Monitor and other Persons already on the Service List) wishing to receive materials and appear at the Sanction Hearing shall serve upon the lawyers for ROGI and the Monitor,and file with this Court,a written request for these materials by not later than

5:00 pm (Calgary time) on July 18, 2012.

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39. Any party who wishes to oppose the motion for final sanctioning of the Plan shall serve upon the lawyers for both ROGI and the Monitor, and upon all other parties on the service list, by not later than 5:00pm (Calgary time) on July 18, 2012, a copy of the materials to be used to oppose the motion for approval of the Plan, setting out the basis for such opposition.40. If the Sanction Hearing is adjourned, only those Persons who are listed on the Service List (which shall include those Persons who have complied with paragraph 38 of this Order) shall be served with notice of the adjourned date.

General

41. The Monitor in consultation with ROGI may, in its discretion, generally or in individual circumstances, waive in writing the time limits imposed on any Creditor under this Creditors' Meeting Order if the Monitor, in consultation with ROGI, deems it advisable to do so, without prejudice to the requirement that all other Creditors must comply with this Meeting Order.42. If any deadline set out in this Meeting Order falls on a day other than a Business Day, the deadline shall be extended to the next Business Day.43. Notwithstanding the terms of this Order, ROGI or the Monitor may apply to this Court from time to time for such further order or orders as it considers necessary or desirable to amend, supplement or replace this Creditors' Meeting Order."S.J. LoVecchio"Justice of the Court of Queen's Bench of Alberta

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SCHEDULE "A" TO MEETING ORDER

(CCAA PLAN)

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,

Clerk's stamp:

COURT FILE NUMBER 1101-11261

COURT OF QUEEN'S BENCH OF ALBERTA

JUDICIAL CENTRE CALGARY

APPLICANTS IN THE MATIER OF THE COMPANIES' CREDITORS ARRANGEMENT ACT, R.S.C.1985,c. C-36,AS AMENDED

. AND IN THE MATIER OF ROGERS OIL & GAS INC.

DOCUMENT PLAN OF ARRANGEMENT AND COMPROMISE OF ROGERS OIL & GAS INC.

ADDRESS FOR SERVICE AND CONTACT INFORMATION OF PARTY FILING THIS DOCUMENT

David Mann I Robert J. Kennedy

Fraser Milner Casgrain LLP

lSth Floor,850- 2nd Street S.W. Calgary,Alberta T2P ORB

Ph. (403) 268-7097 /(403) 268-7161

Fx. (403) 268-3100

File No.:538224-2

PLAN OF ARRANGEMENT AND COMPROMISE OF ROGERS OIL & GAS INC.

PURSUANT TO THE COMPANIES'CREDITORS ARRANGEMENT ACT (CANADA) June 25,2012

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TABLE OF CONTENTS

ARTICLE 1Background and Purpose ......••.•.•..•.........................•.....•...................•......•.............................•.....11.1 Background ......................................................................••.....•................••....•••..•.........•...•......•...11.2 Purpose ........................................................................................................................................1ARTICLE 2 Classification and Affected Creditors ...............•............................•.....................................•........12.1 Classification ................................................................................................................................12.2 Persons Affected by the Master Plan ..........................................................................................22.3 Claims Unaffected by the Master Plan ........................................................................................22.4 No Vote or Distribution in Respect of Unaffected Claims ...........................................................22.5 Subsection 6(3) CCAA Requirements- Certain Crown Claims ....................................................22.6 No Payment on Account of Equity Claims ...................................................................................2ARTICLE 3 TREATMENT OF AFFECTED CLAIMs ..............................................................................................33.1 Abby Plan .................,...................................................................................................................33.2 Distribution in Satisfaction of Affected Claims ............................................................................43.3 Distributions.................................................................................................................................S3.4 Alternative Plan............................................................................................................................53.5 Currency........................................................................................................................................?3.6 Extinguishment of Claims.............................................................................................................7ARTICLE 4 Creditors' Meeting .......................................................................................................................74.1 Conducts of Creditors' Meeting...................................................................................................?4.2 Voting for Holders of Proven Claims............................................................................................7.4.3 Acceptance of the Master Plan....................................................................................................7ARTICLE 5 Conditions of Master Plan Implementation.................................................................................?5.1 Sanction Order .............................................................................................................................7ARTICLE 6 Conditions of Plan Implementation and Termination..................................................................86.1 Conditions of Abby Plan Implementation....................................................................................86.2 Conditions of Alternative Plan Implementation..........................................................................96.3 Waiver of Condition.....................................................................................................................96.4 Monitor's Certificate....................................................................................................................96.5 Failure to Satisfy Master Plan Conditions..................................................................................10ARTICLE 7 Master Plan Implementation .....................................................................................................107.1 Release of Claims .....................................................................................................................107.2 Monitor's On-going Obligations from and after the Plan Implementation Date ......................10ARTiCLE 8 GeneralProvisions......................................................................................................................118.1 Amendments to the Master Plan...............................................................................................118.2 Further Assurances ....................................................................................................................118.3 Paramountcy..............................................................................................................................118.4 Waiver of Defaults .....................................................................................................................118.5 Compromise Effective for all Purposes......................................................................................128.6 Termination................................................................................................................................128.7 Notices .......................................................................................................................................12ARTICLE 9 Definitions and Interpretation ...................................................................................................149.1 Definitions..................................................................................................................................149.2 Article and Section Reference....................................................................................................149.3 Extended Meanings ...................................................................................................................149.4 Interpretation Not Affected by Headings ..................................................................................149.5 Date of Any Action.....................................................................................................................14

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- ii-9.6 Statutory References .................................................................................................................149.7 Successors and Assigns ...............................................................................................................149.8 Governing Law ...........................................................................................................................149.9 Inclusive Meaning......................................................................................................................159.10 Schedules ...................................................................................................................................15

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ARTICLE 1

BACKGROUND AND PURPOSE

1.1 BackgroundRogers Oil & Gas Inc. ("ROGI") is a private corporation incorporated pursuant to the laws of the Province of Alberta. Common shares of ROGIare not listed for trading on any stock exchange.The circumstances and events leading up to the CCAA Proceedings and the development of this plan of arrangement (the "Master Plan") are described in the Monitors' Eighth Report, the Information Circular and this Master Plan.1.2 PurposeThe purpose of this Master Plan is to effect a compromise and arrangement of all Affected Claims (as finally determined in accordance with the Claims Procedure Order) against ROGI in a manner that provides consistent and equitable treatment of the Affected Creditors in the expectation that a greater benefit will be derived from the implementation of the Master Plan for the holders of Affected Claims than would result from a bankruptcy,immediate sale or forced liquidation of ROGI's Assets. The Master Plan seeks to achieve a balance of the equities of the stakeholders of ROGI by providing a return on the Affected Claims of Affected Creditors that is superior to that available to Affected Creditors under a bankruptcy,immediate sale or forced liquidation of ROGI's assets.The Master Plan will seek to implement the Abby Plan. In the event the conditions precedent set forth in section 6.1herein are not satisfied or waived in accordance with the Master Plan,the Master Plan will then revert to implement the Alternative Plan, as set out herein. The Monitor supports the implementation of the Alternative Plan (in the event the Abby Plan is not implemented) as the Alternative Plan will, in any event,derive a greater benefit to the Debenture Holders than would result from a bankruptcy or other liquidation of ROGI.The transactions contemplated by this Master Plan are to be implemented under the CCAA.ARTICLE2

ClASSIFICATION AND AFFECTED CREDITORS

2.1 ClassificationFor the purposes of voting on and receiving distributions pursuant to this Master Plan, there shall be three classes of Debenlure Holders (the "Classes"). The Debenture Holders will form three separate Classes as follows:(a) the Debenture Holders who hold series 1 debentures will form Class 1 for voting purposes;(b) the Debenture Holders who hold series 2 debentures will form Class 2 for voting purposes;and(c) the Debenture Holders who hold series 3, 4, 5,and 6 debentures will form Class 3 for voting purposes.

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2.2 Persons Affected by the Master PlanOn the Plan Implementation Date,this Master Plan shall affect and be binding upon ROGI,the Affected Creditors and their respective heirs, administrators, executors, legal personal representatives, successors and assigns,as the case may be. For greater certainty,this Master Plan shall not affect or be binding upon any Unaffected Claims.2.3 Claims Unaffected by the Master PlanThe Master Plan does not compromise the following Claims and rights that arise in respect thereof which will be paid or otherwise satisfied in accordance with their respective existing arrangements or terms,or as otherwise may be agreed between such Unaffected Creditor and ROGI, as the case may be (collectively,the "Unaffected Claims"):(a) Claims secured by the CCAA Charges;(b) fees and expenses of the Monitor,its legal counsel and counsel to ROGI, in accordance with the CCAA Initial Order and any subsequent Orders;(c) Claims arising or accruing for the provision of goods or the performance of services, or both,to ROGIon or after the CCAA Filing Date;(d) the Claims of Unsecured Creditors;(e) Claims of current employees (excluding directors and officers) for all amounts owing them in their capacity as such, by statute or otherwise for or on account of accrued and unpaid salary,wages,bonuses, vacation pay,retention bonuses, or other compensation for work done or services provided in such capacity,and for the reimbursement of any expenses incurred by them in carrying out their duties as such to the extent that the incurrence of such expenses was properly authorized and the amount of such expenses to incurred was reasonable;and

(f) all Restructuring Costs.

2.4 No Vote or Distribution in Respect of Unaffected ClaimsNo holder of an Unaffected Claim shall be entitled to vote on or receive any distributions under thisMaster Plan in respect of such Unaffected Claim.2.5 Subsection 6(3) CCAA Requirements- Certain Crown ClaimsAll Crown Claims in respect of all amounts that were outstanding at the CCAA Filing Date or that were related to the period of time ending on the Plan Implementation Date shall be paid in full to the Crown within six months ofthe Sanction Order,as required by section 6(3) of the CCAA.2.6 No Payment on Account of Equity ClaimsNo payment on account of equity Claims shall be made under this Master Plan.

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ARTICLE 3

TREATMENT OF AFFECTED CLAIMS

3.1 Abby Plan(a) Articles of Reorganization. Promptly following the making of the Sanction Order, ROGI will file or cause to be filed the Articles of Reorganization pursuant to the ABCA, whereby,among other things:(i) the authorized capital of ROGI shall consist of (i) an unlimited number of Common Shares, and (ii) Class A Special Shares equal to the number of outstanding common shares of ROGI;and

(ii) each issued and outstanding common share of ROGI shall be changed into one Class A Special Share whereby each holder of common shares of ROGI (equity Claims) shall receive the number of Class A Special Shares equal to the number of common shares previously held by them.

(b) Reorganization. Promptly following the filing of the Articles of Reorganization, and subject to the terms and conditions of the Master Plan:

(i) ROGI shall issue 100 Common Shares to Abby in consideration for 20,233,615

Abby Preferred Shares in the capital of Abby registered in the name of the Monitor to be held in trust by the Monitor and dealt with in accordance with this Plan;(ii} ROGI shall redeem the issued and outstanding Class A Special Shares for no consideration;(iii) the Monitor shall transfer beneficial ownership of the 20,233,615 AbbyPreferred Shares to the Debenture Holders, as set out in section 3.1(b)(v);(iv} accumulate the cash pool (the "cash Pool") for distribution to the Unsecured Creditors and Debenture Holders as described in section 3.3. The Cash Pool will be accumulated from 50% of the total net revenue proceeds, being the net revenues less capital expenditures, of ROGI over a twelve month period commencing upon the Plan Implementation Date (the "Abby Plan Revenues");(v) with respect to the Abby Preferred Shares:(A) Debenture Holders may, upon their respective Abby Preferred Shares being held by the Monitor for a period greater than 6 months, elect to convert their Abby Preferred Shares for no consideration in exchange for an equal number of Abby Common Shares (the "Share Election"). Upon the Monitor's receipt of a Share Election from a Debenture Holder, the Monitor and Abby shall take such steps as may be necessary to register the Abby Common Shares in the name of or as directed by the Debenture Holder that beneficially owns such shares in accordance with this plan;

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-4-(B) in the event a Debenture Holder exercises the Share Election, that Debenture Holder shall immediately cease to receive any further distributions from the Cash Pool. For greater certainty, those Debenture Holders that do not exercise the Share Election will continue to receive distributions from the Cash Pool, until such Share Election is exercised;and

(C) in any event, all Abby Preferred Shares held by Debenture Holders shall automatically be converted for no consideration into an equal number of Abby Common Shares twelve months after the Plan Implementation Date.

3.2 Distribution in Satisfaction of Affected Claims(a) If the Required Majority of Affected Creditors in each of the Classes vote to approve this Master Plan and upon satisfaction or waiver by ROGI of the conditions precedent set out in Article 5 and section 6.1, each of the Affected Creditors shall,in accordance with this Master Plan and on the distribution date, receive:(i) in the case of those Affected Creditors in Class 1:(A) sixty percent (60%) of the Cash Pool to be paid on a monthly basis for a period of twelve months and allocated among the Class 1 Affected Creditors in direct proportion to the amounts of their respective Proven Claim,subject to section 3.1(b)(v)(B);and(B) 404,672 Abby Preferred Shares allocated among the Class 1 Affected Creditors in direct proportion to the amount of their respective Proven Claim;(ii) In the cases of those Affected Creditors in Class 2:(A) thirty two percent (32%) of the Cash Pool to be paid on a monthly basis for a period of twelve months and allocated among the Class 2 Affected Creditors in direct proportion to the amounts of their respective Proven Claim,subject to section 3.1(b)(v)(B);and(B) 6,879,429 Abby Preferred Shares allocated among the Class 2 Affected Creditors in direct proportion to the amount of their respective Proven Claim;

{iii) In the case of those Affected Creditors in Class 3:

(A) eight percent (8%) of the Cash Pool to be paid on a monthly basis for a period of twelve months and allocated among the Class 3 Affected Creditors in direct proportion to the amounts of their respective Proven Claim,subject to section 3.1(b)(v)(B);and

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(B) 12,949,514 Abby Preferred Shares allocated among the Class 3 Affected

Creditors in direct proportion to the amount of their respective Proven

Claim.

3.3 Distributions

(a) Unsecured Claims. ROGI, at the direction of the Monitor, shall make all payments in satisfaction of Unsecured Claims from the Cash Pool or otherwise within 45 Business Days following the Plan Implementation Date.

(b) Debenture Holders. ROGI,at the direction of the Monitor,shall:

(i) commence distributions in respect of the Cash Pool payments to the Debenture Holders within 45 Business Days following the Plan Implementation Date, as set out in section 3.2. For greater certainty,ROGI shall distribute the monthly Cash Pool payments to the Debenture Holders within 30 Business Days after receipt of Abby Plan Revenues;and

(ii) distribute the Abby Common Shares to the Debenture Holders, as set out in section 3.1and section 3.2.

(c) Unclaimed Distributions. Unclaimed distributions will be discharged and forever barred if unclaimed for six months after such distribution was made.

3.4 Alternative Plan

In the event the conditions precedent set forth in section 6.1in respect of the Abby Plan are not fulfilled or waived in accordance with the Master Plan,the Alternative Plan shall be implemented as follows:

(a) Implementation. Immediately following the expiry of the Abby Plan Implementation Deadline, and upon the Chief Information Officer's agreement to the Retainer, the Alternative Plan shall be implemented and ROGI, at the direction of the Monitor, shall:

(i) Articles of Reorganization. File or cause to be filed the Articles of

Reorganization pursuant to the ABCA,whereby,among other things:

(A) the authorized capital of ROGIshall consist of (i) an unlimited number of Common Shares, and (ii) Class A Special Shares equal to the number of outstanding common shares of ROGI;

(B) each issued and outstanding common share of ROGI shall be changed into one Class A Special Share whereby each holder of common shares of ROGI (equity Claims) shall receive the number of Class A Special Shares equal to the number of common shares previously held by them; and

(C) ROGI shall redeem the issued and outstanding Class A Special Shares for no consideration.

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(ii) Unsecured Claims. Make all payments in satisfaction of Unsecured Claims from the ROGI Revenues (as defined herein) or otherwise within 45 Business Days following the Plan Implementation Date.

(iii) ROGIRevenues Distribution. ROGI's total net revenue proceeds,being the net revenues less capital expenditures (the "ROGI Revenues"), until such ROGI Revenues are depleted,to Debenture Holders as follows:

(A) in the case of those Affected Creditors in Class 1, sixty percent (60%) of the ROGI Revenues to be paid on a quarterly basis and allocated among the Class 1Affected Creditors in direct proportion to the amounts of their respective Proven Claim;(B) in the case of those Affected Creditors in Class 2, thirty two percent (32%) of the ROGIRevenues to be paid on a quaterly basis and allocated among the Class 2 Affected Creditors in direct proportion to the amounts of their respective Proven Claim;and

(C) in the case of those Affected Creditors in Class 3, eight percent (8%) of the ROGI Revenues to be paid on a quaterly basis and allocated among the Class 3 Affected Creditors in direct proportion to the amounts of their respective Proven Claim.

In the event the Proven Claims of the Affected Creditors in Class 1are repaid, the distributicm to Affected Creditors in Class 2 shall increase to sixty percent (60%), and the distribution to Affected Creditors in Class 3 shall increase to forty percent (40%).(iv) Common Share Distribution. Issue one (1) Common Share to each DebentureHolder with a Proven Claim.(v) Monthly Reporting. ROGJ shall provide monthly bank account reconciliations to the Monitor, including copies of the ROGJ bank account statements and copies of the Petrex Energy ltd. revenue statements in respect of the ROGI Revenues, on the 10th Business Day following the end of a monthly reporting period.(vi) Cash Reserve. ROGI shall obtain an engineering report within one year of implementation of the Alternative Plan in order to ascertain the costs that would be associated with the abandonment of wells pursuant to which ROGI has an interest (the "Abandonment Costs"), and set aside the Abandonment Costs within a year after such Engineering Report is received by ROGI and reported to the Monitor.(vii) Director. Effective at the implementation of the Alternative Plan, all of the existing directors of ROGI shall be removed from office and the Chief Information Officer shall be appointed as the sole director of ROGJ to hold office until the close of the next annual meeting of the shareholders of ROGI or the signing of resolutions in lieu thereof or until such time as her successor is elected or appointed.

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-7-3.5 CurrencyFor the purposes of voting or distribution, a Claim shall be denominated in Canadian Dollars.3.6 Extinguishment of Claims

As of and from the Plan Implementation Date and in accordance with the provisions of the Sanction Order,the treatment of Affected Claims under the Master Plan shall be finaland binding on ROGIand all Affected Creditors (and their respective heirs, executors, administrators, legal personal representatives, successors and assigns) and all Claims other than Unaffected Claims,shall be released and discharged as against ROGI.

If any Creditor fails to prove any Claim it may have in accordance with the claims procedure set out in the Claims Procedure Order or this Master Plan prior to the applicable Claims Bar Date (an "Unproven Claim"), the Unproven Claim will be extinguished upon implementation of the Master Plan. For greater certainty, Unproven Claims shall not be entitled to vote on the Master Plan.

ARTICLE4

CREDITORS' MEETING

4.1 Conducts of Creditors'MeetingThe Creditors' Meeting in respect of the Affected Creditors to consider and vote on this Master Plan shall be held and conducted by the Monitor and ROGI in accordance with the terms of the Creditors' Meeting Order.4.2 Voting for Holders of Proven ClaimsFor the purpose of considering and voting on the Master Plan,each Affected Creditor shall be entitled to vote on this Master Plan at the Creditors' Meeting to the extent of the amount of the Proven Claim. For greater certainty, each eligible Affected Creditor shall be entitled to one vote for each whole dollar of Proven Claim.4.3 Acceptance of the Master PlanIf this Master Plan is approved by the Required Majority of Affected Creditors, this Master Plan shall be approved and shall be deemed to have been agreed to, accepted and approved by each Affected Creditor and shall be binding upon all Affected Creditors.

ARTICLES

CONDinONS OF MASTER PLAN IMPLEMENTATION

5.1 Sanction OrderIf this Master Plan is approved by the Required Majority of Affected Creditors,ROGIshall bring a motion before the Court for the Sanction Order,which Sanction Order shall provide,among other things:(a) that (i) this Master Plan has been approved by the Required Majority of Affected Creditors entitled to vote at the Creditors Meeting in conformity with the CCAA, (ii) ROGI has and is acting in good faith and has complied with the provisions of the

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CCAA, (iii) the Court is satisfied that ROGI has not done nor purported to do anything that is not authorized by the CCAA, and (iv) this Master Plan and the transactions contemplated by this Master Plan are fair and reasonable;

(b) that this Master Plan (including the compromises, arrangement· and releases set out herein) shall be sanctioned and approved pursuant to section 6 of the CCAA and will be binding and effective as herein set o.ut upon ROGI, the Affected Creditors and all other Persons as provided for in this Master Plan or in the Sanction Order;

(c) that the releases effected by this Master Plan shall be approved and declared to be binding and effective as of the Plan Implementation Date upon all Affected Creditors and all other Persons affected by this Master Plan;

(d) that the stay period shall have been extended to a date to be fixed by the Court;and

(e) that the activities of the Monitor in conducting and administering the Creditors' Meeting are approved.

ARTICLE&

CONDITIONS OF PLAN IMPLEMENTATION AND TERMINATION

6.1 Conditions of Abby Plan Implementation

The implementation of the Abby Plan shall be conditional upon the satisfaction or waiver, where applicable,of the following conditions for the benefit of ROGI:

(a) this Master Plan shall have been approved by the Required Majority of Affected

Creditors;

(b) the Sanction Order shall have been granted by the Court in a form and substance reasonably acceptable to ROGI and the Monitor, shall have been entered and the operation and effect of the Sanction Order shall not have been stayed, reversed or amended;

(c) all applicable appeal periods in respect of the Sanction Order shall have expired and,in the event of an appeal or application for leave to appeal, final determination thereof shall have been made lby the applicable appellate court;

(d) the stay period under the Initial Order shall have been extended to at least the Plan Implementation Date and the Initial Order shall,as at the Plan Implementation Date,be in full force and effect,not stayed or amended after the date hereof;

(e) Abby shall have received a stock trading symbol from FINRA (Financial Industry

Regulatory Authority) on or before August 24,2012 (a "Trading Symbol");

(f)

I

Abby shall have entered into an agreement with ROGI in respect of the matters set forth in section 3.1on or before July 17, 2012. Additionally, Abby shall have completed the transactions and matters required to be completed by Abby including taking all steps

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necessary to issue the Abby Preferred Shares, and the Abby Common Shares as fully paid and non-accessible freely tradable common shares of Abby;(g) As at the Plan Implementation Date,there is not an order, judgment,decree,regulation, policy,law or other directive in effect by an Authorized Authority prohibiting,restraining or otherwise preventing the implementation of this Master Plan in accordance with its terms;and(h) there shall have been no Material Adverse Change between the date of the CreditorsMeeting Order and the Plan Implementation Date.6.2 Conditions of Alternative Plan ImplementationThe implementation of the Alternative Plan shall be conditional upon the satisfaction or waiver, where applicable, of the following conditions for the benefit of ROGI:(a) this Master Plan shall have been approved by the Required Majority of AffectedCreditors;(b) the Sanction Order s;hall have been granted by the Court in a form and substance reasonably acceptable to ROGI and the Monitor, shall have been entered and the operation and effect of the Sanction Order shall not have been stayed, reversed or amended;(c) all applicable appeal periods in respect of the Sanction Order shall have expired and,in the event of an appeal or application for leave to appeal, final determination thereof shall have been made by the applicable appellate court;(d) the stay period under the Initial Order shall have been extended to at least the Plan Implementation Date and the InitialOrder shall,as at the Plan Implementation Date,be in full force and effect,not stayed or amended after the date hereof;(e) As at the Plan Implementation Date,there is not an order,judgment,decree,regulation, policy,law or other directive in effect by an Authorized Authority prohibiting,restraining or otherwise preventing the implementation of this Master Plan in accordance with its terms;and(f) there shall have been no Material Adverse Change between the date of the CreditorsMeeting Order and the Plan Implementation Date.6.3 Waiver of ConditionROGI,as the case may be, with the consent of the Monitor,may waive compliance with the conditions in whole or in part.6.4 Monitor's CertificateUpon written notice from ROGI to the Monitor that the conditions set out in Section 6.1or 6.2, as the case may be, have been satisfied or waived,the Monitor shall, as soon as possible following receipt of

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,'

such written notice, file with the Court a certificate which states that all conditions precedent have been satisfied or waived for the purposes of the Master Plan (the "Monitor's Certificate").

6.5 Failure to Satisfy Master Plan Conditions

If the conditions contained in this part are not satisfied or waived in accordance with section 6.3 of the Master Plan, the Master Plan shall not be implemented and the Master Plan and the Sanction Order shall cease to have any further force or effect.

ARTICLE 7

MASTER PLAN IMPLEMENTATION

7.1 Release of Claims

Effective on the Plan Implementation Date, ROGI and its officers, directors,employees, agents and the Monitor (collectively, "Released Parties" and each a "Released Party") shall be released and discharged from any and all Claims, demands, actions,causes of action,counterclaims,suits,debts,sums of money, accounts,covenants,damages, judgments,expenses, executions, liens and other recoveries on account of any liability, obligation,-demand or cause of action of whatever nature that any Creditor may be entitled to assert whether known or unknown, matured or unmatured,foreseen or unforeseen,existing or hereafter existing, based in whole or in part of any act or omission, transaction, dealing or other occurrence existing or taking place on or prior to the Plan Implementation Date relating to,arising out of or in connection with: (i) the Claims, (ii) the business and affairs of ROGI, (iii) this Master Plan, (iv) the . CCAA Proceedings, or (v) the reorganization contemplated by the Master Plan, provided that nothing herein will:

(a) release or discharge ROGI from or in respect of any Unaffected Claim or from or in respect of its obligations to the Creditors under this Master Plan;and

(b) release or discharge a Released Party if the Released Party is adjudged by the express terms of a judgment rendered on a final determination on the merits to have committed fraud or wilful misconduct or to have been grossly negligent or, in the case of directors and officers,in respect ofany Claim referred to section 5.1of the CCAA.

7.2 Monitor's On-going Obligations from and after the Plan Implementation Date

(a) From and after the Plan Implementation Date, the Monitor shall continue to have, and shall not be released from, its obligations under this Master Plan, including, but not limited to:

(i) the completion by the Monitor of all its duties in relation to the claims procedure and all matters related thereto as set out in the Claims Procedure Order and this Master Plan;and

(ii) the completion by the Monitor of all other matters for which it is reasonable in the CCAA Proceedings and pursuant to the Orders of the Court made in the CCAA Proceedings from time to time.

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(b) The Monitor reserves the right to seek the assistance and/or direction of the Court. regarding its obligations under this Master Plan before and after the PlanImplementation Date.ARTICLES GENERAL PROVISIONS8.1 Amendments to the Master PlanROGI shall be entitled, at any time and from time to time, with the consent of the Monitor or as otherwise ordered by the Court, to amend, restate, modify or supplement the Master Plan, provided that any such amendment,restatement,modification or supplement is contained in a written document which is filed with the Court and:(a) if made prior to the Meeting,is communicated to the Affected Creditors in the manner required by the Court (if so required) or at the Meeting;or(b) if made following the Meeting,is made with the approval of the Court;provided, however, that any such alteration, amendment, modification or supplement may be made unilaterally by ROGI before or after the Sanction Order is issued if it concerns only a matter which, in the opinion of ROGI and, if applicable, the Monitor is of an administrative nature required to give better effect to implementation of this Master Plan and is not adverse to the financial or economic interests of the Affected Creditors.8.2 Further AssurancesNotwithstanding that the transactions and events set out in this Master Plan may be deemed to occur without any additional act or formality other than as may be expressly set out herein, each of the Persons affected hereto shall make, do, and execute or cause to be traded, done or executed all such further acts, deeds, agreements, assignments, transfers, conveyances, discharges, assurances, instruments, documents, elections, consents or filings as may be reasonably required by ROGI in order to implement this Master Plan.8.3 ParamountcyWithout limiting any other provision hereof,from and after the Plan Implementation Date,in the event of any conflict between this Master Plan and the covenants, warranties, representations, terms, conditions, provisions or obligations, expressed, or implied, of any contract, mortgage, security agreement,indenture,trust indenture,loan agreement,commitment letter,agreement for sale,lease or other agreement,written or oral and any and all amendments or supplements thereto existing as at the Plan Implementation Date between ROGIand any other Persons affected by this Master Plan,the terms, conditions and provisions ofthis Master Plan shall govern and shall take precedence and priority.8.4 Waiver of DefaultsFrom and after the Plan lmplementatio'n Date,each Creditor shall be deemed to have waived any and all defaults by ROGI, as the case may be, arising on or prior to the Plan Implementation Date in respect of any covenant, warranty, representation, term, provision, condition or obligation, express or implied, in every contract,agreement, mortgage, security agreement, indenture, trust indenture, loan agreement,

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commitment letter, agreement for sale, lease or other agreement, written or oral. Any and all notices of default, acceleration of payments and demands for payments under any instrument, or notices given under the CCAA, including without limitation, any notices of intention to proceed to enforce security, shall be deemed to have been rescinded and withdrawn.8.5 Compromise Effective for all PurposesThe payment, compromise or satisfaction of any Claims under this Master Plan, if sanctioned and approved by the Court, shall be binding upon each Affected Creditor,and his,her or its heirs,executors, administrators, legal personal representatives, successors and assigns, as the case may be, for all purposes.8.6 TerminationAt any time prior to the Plan Implementation Date,ROGI,with the consent of Monitor or by Order of the Court, may determine not to proceed with this Master Plan notwithstanding the obtaining of the Sanction Order. If the conditions precedent to implementation of this Master Plan are not satisfied or waived,if ROGI determines not to proceed with this Master Plan, with the consent of the Monitor or by Order of the Court,or if the Sanction Order is not issued by the Court: (a) this Master Plan shall be null and void in all respects,(b) any settlement or compromise embodied in this Master Plan,and any actionor any document I agreement executed pursuant to this Master Plan shall be deemed null and void, and(c) nothing contained in this Master Plan, and no act taken in preparation of the consummation of this Master Plan, shall: (i) constitute or be deemed to constitute a waiver or release of any Claims or any defences thereto by or against any of the Affected Creditors or any other Person, (ii) prejudice in any manner the rights of any of the Affected Creditors or any other Person in any further proceedings. involving ROGI, or (iii) constitute an admission of any sort by ROGI, the Affected Creditors or any other Person.

8.7 Notices

Any notice or other communication to be delivered hereunder will be in writing and will reference this Master Plan and may,subject to as hereinafter provided,be made or given by mail,personal delivery or by facsimile or email transmission addressed to the respective parties as follows:

(a) if to ROGI:

Rogers Oil & Gas Inc.,

106, 1915-27 Avenue NE

Calgary,Alberta T2E 7E4Attention: Fax:E-mail:JerriBeauchamp (403) 291-6602 jerri@gorogers.comwith a copy to:

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Fraser Milner Casgrain LLP

15th Floor, 855-2nd Street S.W. Calgary,AB T2P ORB

Attention: Fax:

E-mail:

David W.Mann (403) 268-7097 david.mann@fmc-law.com

(b) if to an Affected Creditor:

To the last known address (including fax number or email address) for such Affected Creditor as specified in the Proof of Claim filed by such Affected Creditor or, in the absence of such Proof of Claim, to the last known address for such Affected Creditor as set out in the books and records of ROGI or such other address of which the Affected Creditor may from time to time notify the Monitor in accordance with this section;

(c) if to the Monitor: Ernst & Young Inc.,

1000,440- 2nd Avenue,S.W.

Calgary,_Aiberta,T2P SE9

Attention: Fax:

E-mail:

with a copy to:

Neil Narfason (403) 206-5095 neil.narfason@ca.ey.com

Norton Rose LLP

3700 canterra Tower, 400- 3rd Avenue,S.W. Calgary,Alberta T2P 4H2

Attention: Fax:

E-mail:

Steve Leitl

(403) 264-5973 steven.leitl@nortonrose.com

or to such other address as any party may from time to time notify the others in accordance with this section. All such notices and communications which are delivered will be deemed to have been received on the date of delivery.All such notices and communications which are faxed or emailed will be deemed to be received on the date faxed or emailed if sent before 3:00 p.m. Calgary time on a Business Day and otherwise will be deemed to be received on the Business Day next following the day upon which such fax or email was sent. Any notice or other communication sent by mail will be deemed to have been received on the third Business Day after the date of mailing.

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ARTICLE9

DEFINITIONS AND INTERPRETATION

. 9.1 Definitions

In this Master Plan,unless the context should otherwise require,the capitalized terms and phrases used but not defined herein have the respective meanings given to them in Schedule "A" attached hereto.

9.2 Article and Section Reference

The terms "this Master Plan", "hereof', "hereunder", "herein", and similar expressions refer to this Master Plan as amended, and not to any particular article, section, subsection, paragraph or clause of this Master Plan,and include any instrument supplemental hereto. In this Master Plan, a reference to an article, section, subsection, clause cr paragraph shall, unless otherwise stated, refer to an article, section, subsection,paragraph or clause of this Master Plan.

9.3 Extended Meanings

In this Master Plan, where the context so requires,any word importing the singular number shall include the plural and vice versa;and any word or words importing gender shall include all genders.

9.4 Interpretation Not Affected by Headings

The division of this Master Plan into articles, sections, subsections, paragraphs and clauses and the insertion of a table of contents and headings are for convenience of reference and shall not affect the construction or interpretation of this Master Plan.

9.5 Date of Any Action

In the event that any date on which any action is required to be taken hereunder by any Person is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day.

9.6 Statutory References

Any reference in this Master Plan to a statute includes all regulations made thereunder,all amendments to such statute or regulations in force from time to time and any statute or regulation that supplements or supersedes such statute or regulaticm.

9.7 Successors and Assigns

This Master Plan shall be binding upon and shall enure to the benefit of the heirs, administrators, executors, legal personal representatives, successors and assigns, as the case may be, of any Person named or referred to in this Master Plan.

9.8 Governing Law

This Master Plan shall be governed by and construed in accordance with the laws of Alberta and the federal laws of Canada applicable therein. All questions as to the interpretation of or application of this

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Master Plan and all proceedings taken in connection with this Master Plan and its revisions shall be subject to the exclusive jurisdiction of the Court.9.9 Inclusive MeaningAs used in this Master Plan, the words "include", "includes", "including" or any other derivation thereof means,in any case,those words as modified by the words "without limitation".9.10 SchedulesThe following are the Schedules to this Master Plan, which are incorporated by reference into thisMaster Plan and form an integral part hereof: (a) Schedule "A" Definitions(b) Schedule "B" Articles of Reorganization

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SCHEPULE "A"

Definitions

"Abby" means Abby Inc.

"Abby Common Shares" means the 20,233,615 common shares to be issued by Abby to the Debenture

Holders pursuant to section 3.1of the Master Plan.

"Abby Plan" means the transactions set out in section 3.1of the Master Plan.

"Abby Plan Implementation Deadline" means the close of business (Calgary time) August 24, 2012. "Abby Preferred Shares" means the 20,233,615 preferred shares to be issued by Abby pursuant to section 3.1of the Master Plan in the name of the Monitor for the benefit of the Debenture Holders.

"ABCA" means the Business Corporations Act, R.S.A. 2000 c. B-9, as amended. "Administration Charge" has the meaning given to it in section 30 of the CCAA Initial Order. "Affected Claims" means all Claims of Affected Creditors.

"Affected Creditor" means a Person who is a Debenture Holder, together with his, her or its respective heirs, executors, administrators, legal representatives, successors and assigns.

"Affiliate" means, in relation to any Person, any other Person or group of Persons acting in concert, directly or indirectly, that controls, is controlled by or under common control with the first mentioned Person.

"Alternative Plan" means the transactions set out in section 3.4 ofthe Master Plan.

"Applicable Law" means, in relation to any Person, transaction or event, all applicable provisions of law, statutes, rules, regulations, official directives and orders of, and the terms of all judgments, orders and decrees issued by, any Authorized Authority by which such Person is bound or having application to the transaction or event in question.

"Articles of Reorganization" means the form of articles of reorganization of ROGI in the form attached as Schedule "B" to this Master Plan.

"Assets" means all of the property, assets, business and undertaking of ROGI. "Authorized Authority" means, in relation to any Person, transaction or event, any:

(A) federal, provincial, state, municipal or local governmental body (whether administrative, legislative, executive or otherwise), both domestic and foreign;

(B) agency, authority, commission, instrumentality, regulatory body, court, or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government;

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(C) court, arbitrator, commission or body exercising judicial, quasi-judicial, administrative or similar functions;or

(D) another body or entity created under the authority of or otherwise subject to the jurisdiction of any of the foregoing,including any stock or other securities exchange, in each case having jurisdiction over such Person, transaction or event."Business Day" means, with respect to any action to be taken,any day other than Saturday,Sunday or a statutory holiday in the place where such action is to be taken."Cash Pool" has the meaning given to it in section 3.1(b)(iv) to the Master Plan."CCAA" means the Companies' Creditors Arrangement Act (Canada),R.S.C.1985,c. C-36,as amended. "CCAA Charges" means collectively, the Administration Charge and the Director's Charge, as defined inthe Initial Order."CCAA Filing Date" means August 17, 2011, being the date of the CCAA InitialOrder."CCAA InitialOrder" means the initial order granted by the Court in the CCAA Proceedings on August 17,2011."CCAA Proceedings" means the CCAA proceedings commenced on August 17, 2011 in the Court ofQueen's Bench of Alberta as Action No.1101-11261."Chief Information Officer" means Jerri Beauchamp, appointed as chief information officer pursuant to a Court Order dated April16,2012."Claim" means any claim of any Person against ROGI or their respective Assets in connection with any indebtedness,liability or obligation of any kind of ROGI in existence on the Plan Implementation Date, including fines, penalties and fees in respect thereof, and any interest accrued thereon, if entitled thereto, howsoever evidenced,and costs payable in respect thereof,whether or not such indebtedness, liability or obligation is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, unsecured, present, future, known or unknown, by guarantee, surety, insurance deductible or otherwise, and whether or not such indebtedness,liability or obligation is executory or anticipatory in nature,including the right or ability of any Person (including any past or present officer or director of ROGI} to advance a claim for contribution or indemnity or otherwise with respect to any matter, action,cause or chose in action,whether existing at present or commenced in the future,which indebtedness,liability or obligation is based in whole or in part on facts existing prior to the Plan Implementation Date,and includes any other claim that would have been a claim provable in bankruptcy had ROGIbecome bankrupt on the Plan Implementation Date."Claims Bar Date" means the "Claims Bar Date" as set out in the Claims Procedure Order."Claims Procedure Order" means the Claims Procedure Order of the Court granted on April16, 2012. "Claim Value", means, with respect to any Creditor, the amount of such Creditor's Proven Claim, or in ·the case of a Disputed Claim, the value assigned to such Disputed Claim for voting purposes by theMonitor or the Court. The assignment of a Claim Value to a Disputed Claim for purposes of voting at the

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Creditors' Meeting shall not be construed as an admission that the Disputed Claim is a Proven Claim for distribution or any other purposes."Class A Special Shares" means an equal number of Class A non-voting special shares of ROGI to be issued, exhanged and distributed to the existing shareholders ROGI which will have the attributes set forth in the Articles of Reorganization."Common Shares" means the common shares of ROGI."Control" means the possession, directly or indirectly, by such Person or group of Persons acting in concert, of the power to direct or cause the direction of the management and policies of the first mentioned Person, whether through the ownership of voting securities, other voting interests or otherwise."Court" means the Alberta Court of Queen's Bench having jurisdiction in the CCAA Proceedings. "Creditor" means any Person having a Claim."Creditors' Meeting" means the meeting called for the purposes of considering or voting in respect ofthis Master Plan,which has been set by the Creditors' Meeting Order."Creditors' Meeting Order" means the Order of the Court to be obtained by ROGI which Order shall, among other things, set the date for the Creditors' Meeting and establish the procedures to be followed in connection with the Creditors' Meeting, as it may be amended or supplemented."Crown" means Her Majesty in right of Canada or a province thereof."Debenture Holder" means any Person that purchased any series of debenture sold by ROGIduring the period June 30, 2008 up to and including the date of filing the CCAA Initial Order."Director and Officer Indemnity Claims" means all Claims of any director or officer of ROGI in respect of which such director or officer is entitled to be indemnified under paragraph 20 of the Initial Order but only to the extent that such Claims (1) are secured by the Directors' Charge, and (2) are not otherwise released by Section 7.1ofthe Master Plan."Director's Charge" has the meaning given to it in paragraph 21of the CCAA InitialOrder."Disputed Claim" means any Claim which has been received by the Monitor but has not been accepted as proven or which is being disputed in whole or in part by the Monitor or any other Person entitled to do so and has not been resolved by agreement or by further Order of the Court."Dollars" and "$" mean dollars in lawful currency of Canada."FinalDetermination" means any determination for which, pursuant to Applicable Law, all time limits for and all rights to dispute, appeal or further appeal (from) such determination have expired or been exhausted."MaterialAdverse Change" means,before giving effect to the transactions contemplated by the Master Plan, any material adverse change, financial or otherwise, in the business, financial condition, operations, prospects, Assets or affairs of ROGI, taken as a whole,or any occurrences or circumstances

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which have resulted or might reasonably be expected to result in a material adverse change thereto (other than changes in the market price or changes attributable to general economic conditions, including changes in interest rates and fluctuations in the prices of petroleum substances)."Monitor" means Ernst & Young Inc.,as monitor in the CCAA Proceedings."Monitor's Certificate" has the meaning given to it in Section 6.4 of the Master Plan."Monitor's Eighth Report" means the eighth report of the Monitor, filed in these CCAA Proceedings. "Order" means any order of the Court."Person" includes any individual, partnership, limited partnership,joint venture, trust, body corporate,unincorporated organization, committee, trade creditors' committee, government or agency or instrumentality thereof, and any other entity howsoever designated or constituted, and "Persons" shall mean more than one of them."Plan Implementation Date" means the date that all of the conditions set forth in Section 6.1have been satisfied or waived in respect of the Abby Plan, or the date upon which the Alternative Plan is implemented pursuant to the Master Plan."Proof of Claim" means the Proof of Claim in substantially the form attached to the Claims Procedure Order, as submitted to the Monitor by an Affected Creditor in accordance with the Claims Procedure Order."Proven Claim" means a Claim from an Affected Creditor in respect of which there has been a FinalDetermination of such Claim in accordance with the Master Plan and/or any applicable Order."Required Majority of Affected Creditors" means, with respect to each class of Affected Creditors, a) the number of affirmative votes exceeds SO% of the votes cast, and b) the aggregate claim value attributable to the affirmative votes equals r exceeds 66 2/3 % of the aggregate claim value attributable to the votes cast."Restructuring Costs" means all of ROGI's costs (including legal, accounting, engineering and other consultants), incurred in respect of the CCAA Proceedings up to the Plan Implementation Date, including,without limitation,in the preparation of and implementation of the terms of the Master Plan, including relating to finalizing the Claims process and determination of priority."Retainer'' means an agreement entered into between ROGI and the Chief Information Officer whereby the Chief Information Officer agrees to provide the provision of services, on an hourly basis, to-administer distributions in respect of either the Abby Plan or the Alternative Plan."Sanction Order" means an Order sanctioning this Master Plan and giving all necessary directions regarding its implementation."UnaffeCted Claims" has the meaning given to it in Section 2.3 ofthe Master Plan."Unaffected Creditor" means a Creditor holding an Unaffected Claim, but only in respect of thatUnaffected Claim.

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"Unproven Claims" has the meaning given to it in Section 3.6 of the Master Plan. "Unsecured Claim" means the Claim of an Unsecured Creditor.

"Unsecured Creditor" means a Creditor who is an "unsecured creditor" of ROGI within the meaning of the CCAA and shall be treated as an Unsecured Creditor for the unsecured portion of its claim.

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SCHEDULE "B" Articles of Reorganization

(See Attached)

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ALBERTA ARTICLES OF REORGANIZATION Business Corporations Act Section 192

1. Name of Corporation 2. Corporate Access Number

ROGERS OIL & GAS INC. 2014101915

3. In accordance with the Order for Reorganization,the Articles of Incorporation are amended as follows:

Pursuant to the provisions of section 192 of the Business Corporations Act, the Articles of theCorporation are hereby amended by Court Order:(a) to replace the rights, privileges, restrictions and conditions attached to the CommonShares in the capitalof the Corporation with those set forth in the annexed Schedule A;(b) to authorize the creation of 10,554,861 Class A Special Shares having the rights, privileges,restriction and conditions set forth in the annexed Schedule A;(i) 100 Class A Common Shares;{ii) 10,554,861Class A Special Shares;{c) to change all of the issued and outstanding Common Shares into Class A Special Shares on a one for one basis;(d) to delete the Schedule A currently attached to the Articles and replace it with the amended Schedule A attached hereto.

NAME OF PERSON AUTHORIZING (please print) SIGNATURE TinE (please print) DATE

This information is being collected for the purposes of corporate registry records in accordance with the Business Corporations Act. Questions about the collection of this information can be directed to the Freedom of Information and Protection of Privacy Coordinator for Alberta, Alberta Registries;Research and Program Support 3rd Floor,Commerce Place,10155 -102 Street, Edmonton, Alberta TSJ 4L4 (780)422-7330.

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SCHEDULE "A"

to the Articles of Reorganization of Rogers Oil & Gas Inc.1. Authorized Share Capital.The classes and maximum number of shares that the Corporation is authorized to issue: (a) an unlimited number of Common Shares;(b) 10,554,861Class A Special Shares;all without nominal or par value and having rights, privileges, restrictions and conditions as set out below. ·2. Common Shares.The rights, privileges, restrictions and conditions attaching to the Common Shares shall be as follows:(a) Voting. The holders of Common Shares of the Corporation shall be entitled to receive notice of, to attend and to vote at all meetings of shareholders of the Corporation except at meetings where only holders of a specified class of shares are entitled to attend and vote. Each Common Share shall entitle the holder thereof to one vote.(b) Dividends. Subject to applicable law,the holders of Common Shares shall be entitled to receive such dividends as may be declared thereon by the board of directors of the Corporation from time to time.(c) Uquidation,dissolution,etc. In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of Common. Shares shall be entitled to receive all of the remaining property and assets of the Corporation.3. Class A SpecialShares.The rights, privileges, restrictions and conditions attaching to the Class A Special Shares shall be as follows:(a) Voting. Except as otherwise required by applicable law, the holders of Class A Special Shares of the Corporation shall not be entitled to receive notice of, to attend or vote at meetings of shareholders of the Corporation.(b) Dividends. The holders of Class A Special Shares shall not be entitled to receive dividends.(c) Liquidation,dissolution,etc. In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of Class A Special Shares shall not be entitled to receive any of the property or assets remaining for distribution to shareholders of the Corporation, unless there are no holders of any

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Common Shares. In the event there are no holders of Common Shares, the holders of Class A Special Shares shall be entitled to receive all of the remaining property and assets of the Corporation.

(d) Redemption.

(i) Subject to applicable law,the Corporation may redeem all, but not less than all, of the outstanding Class A Special Shares without consideration and without prior notice. The date the redemption is to occur (in this section 3, the "Redemption Date") shall be at any time as determined by the board of directors of the Corporation in their sole discretion upon a resolution of the directors.(ii) On the Redemption Date, the Corporation shall cancel the Class A Special Shares. The shares subject to redemption shall be deemed to have been redeemed as of the Redemption Date and the holders thereof shall have no further rights with respect to such shares.

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SCHEDULE "B" TO'MEETING ORDERNOTICE OF THE CREDITORS'MEETING OF ROGERS OIL &GAS INC.("ROGI")Capitalized terms used and not otherwise defined in this Notice are as defined in the Creditors' MeetingOrder,dated June 25,2012.NOTICE IS HEREBY GIVEN that the Plan of Compromise and Arrangement of ROGI dated June 25, 2012 (as may be amended from time to time, the "Plan") was filed pursuant to the Companies' Creditors Arrangement Act {the "CCAA") with the Alberta Court of Queen's Bench (the "CCAA Court") on June 26,2012.The Plan contemplates the compromise of the rights and claims of ROGI's Affected Creditors {asdefined in the Plan).Important documents which you should review (the "Information Package"), including the Plan, the Meeting Order, and the Monitor's Eighth Report,are available from the website of the Court-appointed monitor, Ernst & Young Inc at www.ev.com/ca/ROGI (the "Monitor's Website"). If you are unable to access this website, you may obtain a c:opy of the Information Package by contacting the Monitor bye mail at peter.chisholm@ca.ey.com or by telephone at (403) 206-5061. Details of the Plan and the distributions to be made thereunder to creditors are more fully described in the Monitor's Eighth Report enclosed in the Information Package.NOTICE IS ALSO HEREBY GIVEN that ROGI may vary,modify, amend, or supplement the Plan:1. By way of supplementary or amended and restated plan or plans of compromise or arrangement or both filed with the CCAA Court (an "Amended Plan") at any time or from time to time prior to the commencement of the Creditors' Meeting (as defined hereafter), provided that ROGIobtains the prior consent of the Monitor, or an order of the CCAA Court, to any such variation, modification, amendment or supplement. Any such Amended Plan will, for all purposes, be deemed to be part of and incorporated into this Plan. Any such variation, modification, amendment or supplement shall be posted on the Monitor's Website noted above on the day on which it is filed with the CCAA Court and notice will be provided to the CCAA Proceedings service list. Creditors are advised to check the Monitor's Website regularly. Creditors who wish to receive written notice of any variation, modification, amendment or supplement to the Plan should contact the Monitor by email at peter.chisholm@ca.ey.com, by telephone at (403) 206-5061,or at the address of the Monitor listed in the Plan.2. By proposing any such variation, modification of, or amendment or supplement to the Plan during the Creditors' Meeting, provided that (a) ROGI obtains the prior consent of the Monitor to any such variation, modification, amendment or supplement, and (b) oral notice of such variation, modification, amendment or supplement is given to all Creditors entitled to vote present in person or by proxy at the Creditors' Meeting prior to the vote being taken, in which case any such variation, modification, amendment or supplement shall, for all purposes, be deemed to be part of the Plan. Any variation, amendment,modification or supplement at the Creditors' Meeting will be promptly posted on the Monitor's Website and filed with the CCAA Court as soon as practicable following the Creditors' Meeting."3. After the Creditors' Meeting, and both prior to and subsequent to the obtaining of an Order sanctioning the Plan (the "Sanction Order"), ROGI may at any time and from time to time vary, amend, modify or supplement the Plan without the need for obtaining an Order of the CCAA

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Court or providing notice to the Creditors, if ROGI and the Monitor, acting reasonably and in good faith, determine that such variation, amendment, modification or supplement is of an administrative nature that is not adverse to the financial or economic interests of any of the Affected Creditors under the Plan and is necessary in order to give effect to the substance of the Plan or the Sanction Order. The Monitor shall post a notice of such variance, amendment, modification or supplement to the Plan on the Monitor's Website, together with the varied, amended, modified or supplemented language.NOTICE IS ALSO HEREBY GIVEN that the order of the CCAA Court dated June 26, 2012 (the "Meeting Order") established the procedures for ROGI to call, hold and conduct a meeting of its Creditors (the "Creditors' Meeting") to consider and vote on the Plan. For the purpose of considering and voting on the Plan, and receiving distributions thereunder, the Affected Claims of the Affected Creditors shall be· grouped into three classes as set out in the Plan.NOTICE IS ALSO HEREBY GIVEN that the Creditors' Meeting will be held at the following date, time and location:Date: Time: Location:July 18, 2012

!O:OOa.m.

The offices of Fraser Milner Casgrain LLP,1500-850 2"d Street SW,Calgary,AlbertaOnly those Affected Creditors with a Claim (each such creditor, an "Eligible Voting Creditor'') (or their respective proxyholders) will be eligible to attend the Creditors' Meeting and vote on the Plan. Holders of an Unaffected Claim (as defined in the Plan) will not be entitled to attend and vote at the Creditors' Meeting.Any Eligible Voting Creditor who is unable to attend the applicable Creditors' Meeting may vote by proxy. Further, any Eligible Voting Creditor who is not an individual may only attend and vote at the Creditors' Meeting if a proxyholder has been appointed to act on its behalf at such Creditors' Meeting.Proxies,once duly completed, dated and signed, must be sent by email to the Monitor, or if cannot be sent by email, delivered to the Monitor at the address of the Monitor as set out on the Proxy form. Proxies must be received by the Monitor by no later than 12:00 noon. (Mountain time) on the last Business Day preceding the date set for the Creditors' Meeting or any adjournment thereof.· Proxies may also be delivered by hand to the Chair prior to the commencement of the Creditors' Meeting. After commencement of the Creditors' Meeting,no Proxies can be accepted by the Monitor.NOTICE IS ALSO HEREBY GIVEN that if the Plan is approved by the Required Majorities (as defined below) at the Creditors' Meeting,ROGIshall seek approval of the Plan by the CCAA Court at a motion for the Sanction Order,which motion shall be returnable before the CCAA Court at 11:00 am (Calgary time) on July 20, 2012, or as soon after that date as the matter can be heard (the "Sanction Hearing"). Any person wishing to oppose the motion for the Sanction Order must serve upon the lawyers for both ROGI and the Monitor as well as those parties listed on the Service List as posted on the Monitor's Website, by not later than 5:00 p.m. (Calgary time) on July 18,2012,a copy of the materials to be used to oppose the motion for approval of the Plan,setting out the basis for such opposition.NOTICE IS ALSO HEREBY GIVEN that in order for the Plan to become effective:

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1. the Plan must be approved at the Creditors' Meeting by the affirmative vote of a majority in number, representing not less than two-thirds in v lue of the voting claims, of Eligible Voting Creditors,in person or by proxy (the "Required Majorities");2. the Plan must be sanctioned by the CCAA Court;and3. the conditions to the implementation of the Plan as set out in the Plan must be satisfied or waived.The Information Package,including the Plan,and the Monitor's Eighth Report may be obtained from the Monitor's Website,or by requesting one from the Monitor by email at peter.chisholm@ca.ey.com or by telephone at (403) 206-5061. You should review the Information Package carefully.

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SCHEDULE "C" TO MEETING ORDER

IN THE MATTER OF THE COMPANIES' CREDITORS ARRANGEMENT ACT, R.S.C.1985,c.C-36,AS AMENDED

AND IN THE MATTER OF A PLAN OF COMPROMISE OR ARRANGEMENT OF ROGERS OIL & GAS INC.

PROXY PROXY

Before completing this Proxy, please read carefully the accompanying instructions for the proper completion and return ofthe form.

Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Plan of Compromise and Arrangement of the Applicant dated June 25, 2012 {as may be amended from time to time, the "Plan") filed pursuant to the Companies' Creditors Arrangement Act {the "CCAA") with the Alberta Court of Queen's Bench (the "CCAA Court") on June 26, 2012.

In accordance with the Plan and the Order of the Court made on June 26, 2012 (the "Meeting Order"), Proxies may only be filed by Creditors having a Proven Claim ("Eligible Voting Creditors").

PROXIES,ONCE DULY COMPLETED,DATED AND SIGNED,MUST BE SENT BY EMAIL TO THE MONITOR, OR IF IT CANNOT BE SENT BY EMAIL,DELIVERED TO THE MONITOR BY REGISTERED MAIL,FACSIMILE TRANSMISSION OR COURIER, AND RECEIVED BY THE MONITOR BY NO LATER THAN 12:00 NOON (CALGARY TIME) ON THE LAST BUSINESS DAY PRECEDING THE DATE SET FOR THE CREDITORS' MEE'nNG OR ANY ADJOURNMENT THEREOF,OR DELIVERED BY HAND TO THE CHAIR PRIOR TO THE COMMENCEMENT OF THE CREDITORS' MEETING. AFTER COMMENCEMENT OF THE CREDITORS' MEETING (OR ANY ADJOURNMENT THEREOF),NO PROXIES CAN BE ACCEPTED BY THE MONITOR.

THE UNDERSIGNED ELIGIBLE VOTING CREDITOR hereby revokes all Proxies previously given, if any, and nominates,constitutes, and appoints Neil Narfason of Ernst & Young Inc.,in its capacity as Monitor, or such Person as he,in his sole discretion,may designate or,instead of the foregoing, appoints:

Print Name of Proxyholder if wishing to appoint someone other than Mr. Neil Narfason of Ernst & Young Inc.

to attend on behalf of and act for the Eligible Voting Creditor at the Creditors' Meeting to be held in connection with the Plan and at any and all adjournments, postponements or other rescheduling of the Creditors' Meeting, and to vote the amount of the Eligible Voting Creditor's Affected Claim(s) for voting purposes as determined by and accepted for voting purposes in accordance with the Creditors' Meeting Order and as set out in the Plan as follows:

A. (mark one only):

Cl Vote FOR approvalof the resolution to accept the Plan;or

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!J Vote AGAINST approval of the resolution to accept the Plan.

If a box is not marked as a vote for or against approval of the Plan, this Proxy shall be voted for approval of the Plan.

-and-

B. Vote at the nominee's discretion and otherwise act for and on behalf of the undersigned Eligible Voting Creditor with respect to any amendments or variations to the matters identified in the notice of the Creditors' Meeting and in this Plan, and with respect to other matters that may properly come before the Creditors' Meeting.

Dated this day of --J 2012.

Print Name of Eligible Voting Creditor Title of the authorized signing officer of the corporation,partnership or trust,if applicable

Signature of Eligible Voting Creditor or,if the Eligible Voting Creditor is a corporation, partnership or trust,signature of an authorized signing officer of the corporation, partnership or trust

Telephone number of the Eligible Voting

Creditor or authorized signing officer

Mailing Address of Eligible Voting Creditor Email address of Eligible Voting Creditor

Print Name of Witness,if Eligible Voting

Creditor is an individual

Signature of Witness

RETURN THIS COMPLETED PROXY TO:

By email: peter.chisholm@ca.ey.com

By registered mail,courier,or facsimile: Ernst & Young Inc.

Attn:Peter Chisholm

1000-440 2 Avenue SW Calgary,Alberta T2P SE9

Telephone:(403) 206-5061

Fax:(403) 206-5075

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·.

INSTRUCTIONS FOR COMPLETION OF PROXY1. This Proxy should be read in conjunction with the Plan of Compromise and Arrangement of the Applicant dated June 25, 2012 (as it may be amended, restated or supplemented from time to time, the "Plan") filed pursuant to the Companies' Creditors Arrangement Act (the "CCAA") with the Alberta Court of Queen's Bench (the "CCAA Court") on June 26, 2012 and the Meeting Order. Capitalized terms used herein not otherwise defined shall have the meanings ascribed to them in the Plan.2. Each Eligible Voting Creditor has the right to appoint a person (who need not be a Creditor) (a "Proxyholder'') to attend, act and vote for and on behalf of such Eligible Voting Creditor and such right may be exercised by inserting the name of the Proxyholder in the blank space provided on the Proxy.3. If no name has been inserted in the space provided to designate the Proxyholder on the Proxy, the Eligible Voting Creditor will be deemed to have appointed Neil Narfason of Ernst & Young Inc.,in its capacity as Monitor (or such other Person as he,in his sole discretion,may designate), as the Eligible Voting Creditor's Proxyholder.4. An Eligible Voting Creditor who has given a Proxy may revoke it, unless such Eligible Voting Creditor has agreed otherwise (as to any matter on which a vote has not already been cast pursuant to its authority), by an instrument in writing executed by such Eligible Voting Creditor or by its attorney,duly authorized in writing or, if an Eligible Voting Creditor is not an individual, by an officer or attorney thereof duly authorized,and deposited with the Monitor.5. If this Proxy is not dated in the space provided,it shall be deemed to be dated as of the date on which it is received by the Monitor.6. A valid Proxy from the same Eligible Voting Creditor bearing or deemed to bear a later date than this Proxy will be deemed to revoke this Proxy. If more than one valid Proxy from the same Eligible Voting Creditor and bearing or deemed to bear the same date are received by the Monitor with conflicting instructions, such Proxies shall not be counted for the purposes of the vote.7. This Proxy confers discretionary authority upon the Proxyholder with respect to amendments or variations to the matters identified in the notice ofthe Creditors' Meeting and in the Plan,and with respect to other matters that may properly come before the Creditors' Meeting.8. The Proxyholder shall vote the Claim of the Eligible Voting Creditor in accordance with the direction of the Eligible Voting Creditor appointing him/her on any ballot that may be called for at the Creditors' Meeting. IF AN EUGIBLE VOTING CREDITOR FAILS TO INDICATE ON THIS PROXY A VOTE FOR OR AGAINST APPROVAL OF THE RESOLUTION TO ACCEPT THE PLAN,THIS PROXY WILL BE VOTED FOR THE RESOLUTION TO APPROVE THE PLAN, INCLUDING ANY AMENDMENTS,VARIATIONS OR SUPPLEMENTS THERETO.9. This Proxy must be signed by the Eligible Voting Creditor or by a person duly authorized (by power of attorney) to sign on the Eligible Voting Creditor's behalf or, if the Eligible Voting Creditor is a corporation, partnership or trust, by a duly authorized officer or attorney of the corporation, partnership or trust. If you are voting on behalf of a corporation, partnership or

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trust, you may be required to provide documentation evidencing your power and authority to sign this Proxy.

10. PROXIES, ONCE DULY COMPLETED, DATED AND SIGNED, MUST BE SENT BY EMAIL TO THE MONITOR,OR IF IT CANNOT BE SENT BY EMAIL,DELIVERED TO THE MONITOR BY REGISTERED MAIL, FACSIMILE TRANSMISSION OR COURIER, AND RECEIVED BY THE MONITOR BY NO LATER THAN 12:00 NOON (CALGARY TIME) ON THE LAST BUSINESS DAY PRECEDING THE DATE SET FOR THE CREDITORS' MEETING OR ANY ADJOURNMENT THEREOFIF ANY PERSON ON THE EUGIBLE VOTING CREDITOR'S BEHALF IS TO AlTEND THE CREDITOR' MEETING AND VOTE ON THE PLAN OR IF THE EUGIBLE VOTING CREDITOR WISHES TO APPOINT NEIL NARFASON TO ACT AS THE ELIGIBLE VOTING CREDITOR'S NOMINEE.

By email: peter.chisholm@ca.ey.com

By registered mail,courier, or facsimile: Ernst & Young Inc.

Attn: Peter Chisholm

1000-440 2 Avenue SW Calgary,Alberta T2P SE9

Telephone:(403) 206-5061

Fax: (403) 206-5075

PROXIES MAY ALSO BE HAND DELIVERED TO THE CHAIR OF THE CREDITORS' MEETING PRIOR TO THE COMMENCEMENT OF THE CREDITORS' MEETING. AFTER THE COMMENCEMENT OF THE CREDITORS' MEETING,NO PROXIES CAN BE ACCEPTED BY THE MONITOR.

11. The Applicant and the Monitor· are authorized to use reasonable discretion as to the adequacy of compliance with respect to the manner in which any Proxy is completed and executed, and may waive strict compliance with the requirements in connection with the deadlines imposed by the Meeting Order.

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•,

SCHEDULE "D" TO MEETING ORDER

PLAN RESOLUTION IN RESPECT OF ROGERS OIL & GAS INC.("ROGI") TEXT OF PLAN RESOLUTION OF ROGIPlan of Compromise and Arrangement under the Companies' Creditors Arrangement ActBE IT RESOLVED THAT:1. the Plan of Compromise and Arrangement dated June 25, 2012 filed by ROGI under the Companies' Creditors Arrangement Act, as may be amended, restated or supplemented in accordance with its terms (the ,,Plan"), presented to the Creditors' Meeting (as defined in the Plan) be and is hereby authorized and approved;2. notwithstanding that this resolution has been passed and the Plan approved by the required majorities of Eligible Voting Creditors (as defined in the Plan),the directors of ROGI be and they are hereby authorized and empowered to amend or not proceed with the Plan in accordance with the terms thereof;and ,the Chief Information Officer (the 11CIO") of ROGI be, and is hereby authorized, empowered and instructed, acting for, and in the name of and on behalf of each of ROGI (but not the creditors), to execute, or cause to be executed, and to deliver or cause to be delivered for, on behalf of and in the name of ROGI, all such documents,agreements and instruments and to do or cause to be done all such other acts and things as the CIO determines to be necessary or desirable in order to carry out the Plan, such determination to be conclusively evidenced by the execution and delivery by the CIO of such documents,agreements or instruments or the doing of any such act or thing.

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